UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 29, 2008
PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001- 04311 (Commission file number)	11-1541330 (I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY (Address of principal executive offices)	11548 (Zip Code)
(516) 484-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.
On January 29, 2008, Pall Corporation (the “Company”) issued a press release reporting the completion of the independent inquiry conducted by the Audit Committee of its Board of Directors. The Company’s press release with respect to this matter is attached hereto as Exhibit 99.1 and incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     99.1    Press Release, dated January 29, 2008 (furnished pursuant to Item 7.01).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation
/s/ LISA MCDERMOTT
January 29, 2008	Lisa McDermott
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated January 29, 2008 (furnished pursuant to Item 7.01).